December 4, 2017

TOUCHSTONE STRATEGIC TRUST

Touchstone Balanced Fund

Supplement to Prospectus dated October 30, 2017

The first paragraph under the section of the Fund’s prospectus titled “Distributions and Taxes” is hereby replaced with the following:

“Each Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Dividends, if any, of net investment income are declared and paid annually by all Funds, except the Balanced Fund. Dividends, if any, of net investment income are declared and paid quarterly by the Balanced Fund. Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.”

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-SEBLX-S1-1711